UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington,  D.C.  20549


Form   8-K/A    No. 2


Filed as Amendment to 8-K Document filed March 25, 1998,
Pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of the reported event): June 23, 1998


WHITNEY AMERICAN CORPORATION
(Exact name of registrant as specified in charter)


DELAWARE
(State of incorporation)

        0-22907                                       84-1070022
(Commission File Number)               (I.R.S. Employer Identification Number)


8150 Leesburg Pike, Suite 1200, Vienna, Virginia 22182
(Address of Principal Executive Offices and Zip Code)


(703) 893-0582
(Registrant's telephone number, including area code)


(703) 893-3664
(Registrant's facsimile number, including area code)

Item  4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNT.

(a) On March 10, 1998, Whitney American Corporation, (the "Company"), acquired Kemron Environmental Services, Inc., ("Kemron") Coastline International, Inc., Exeter Group, Inc., and New Horizons, Inc. Prior to the merger, Haymaker Berry Group ("Haymaker") of Washington D.C. had served as independent auditors of Kemron Environmental Services, Inc., and Gelfond Hochstadt Pangburn & Co. ("Gelfond") of Denver, CO. had served as independent auditors of the Company. The Company's Audit Committee has determined that it is the Company' best interest to engage a new independent auditor. On June 23, 1998, the Company notified Haymaker and Gelfond of their dismissals as independent auditors.

     Gelfond has issued a report on the financial statements of the Company for the years ending May 31, 1996 and 1997, which did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through the date of termination on June 23, 1998, the Company did not have any disagreements with Gelfond, its independent auditors on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused the independent auditors to make reference to the subject matter of the disagreement in connection with its report.

     Haymaker has not issued any reports on the financial statements of the Company. Haymaker's report on the Financial Statements of Kemron for the years ended May 31, 1996 and 1997 contained no adverse opinion or disclaimer of opinion, and was not qualified as to uncertainty, audit scope or accounting principles. During the Kemron's two most recent fiscal years and through the date of termination on June 23 , 1998, Kemron did not have any disagreements with Haymaker on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved, would have caused Haymaker to make reference to the subject matter of the disagreement in connection with its report.

(b) On June 24, 1998, the Company engaged Reznick Fedder & Silverman, P.C. as its independent auditors, beginning with the audit of the financial statements of the Company for the year ended May 31, 1998.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable
(b)  Not applicable
(c)  Exhibits
     (i)  Letter from Haymaker Berry Group, CPA's
     (ii) Letter from Gelfond Hochstadt Pangburn & Co.

Exhibit  (i)


                     [LETTER HEAD OF HAYMAKER BERRY GROUP]



June 23, 1998


Securities and Exchange Commission
450 5th Street,  N.W.
Washington, D.C. 20549


Gentlemen:

We have read the statements made by Whitney American Corporation (copy attached), which we understand will be filed with the Commission, pursuant to
Item 4 of Form 8-K/A. We agree with the statements concerning our Firm in such 8-K/A.


Very truly yours,



/s/  Haymaker Berry Group
-------------------------

Washington, D.C.

Exhibit (ii)


                     [ GELFOND HOCHSTADT PANGBURN & CO. ]
                                  LETTERHEAD



June 29, 1998



Securities and Exchange Commission
450 Fifth Street N.W.
Washington, D.C.   20549


Re: Whitney American Corporation


We were previously the principal accountants for Whitney American Corporation ( the "Company") and, under the date of July 25, 1997, we reported on the financial statements of the Company as of May 31, 1997, and for each of the years in the two-year period ended May 31, 1997. This independent auditor's report contained an explanatory paragraph relating to the Company's ability to continue as a going concern.

On June 23, 1998, our appointment as principal accountants was terminated. We have read the Company's statements included under Item 4 of its form 8-K dated June 23, 1998, and we agree with the statements contained in the first paragraph
(a) which state That we served as independent auditors of the Company prior to March 10, 1998, and that we were notified on June 23, 1998, of our dismissal as independent auditors. We also agree with the statements contained in the second paragraph of (a), except that the independent auditor's report contained an explanatory paragraph relating to the Company's ability to continue as a going concern. We have no basis to agree or disagree with other statements of the registrant contained therein.



Very truly yours,


/s/  Gelfond Hochstadt Pangburn & Co.
-------------------------------------

Denver, Colorado